UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2006

THE KNOT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-28271 (Commission File Number)	13-3895178 (I.R.S. Employer Identification No.)

462 Broadway, 6th Floor, New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      As previously disclosed, on June 5, 2006, The Knot, Inc. (“The Knot”) entered into a definitive Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with WeddingChannel.com, Inc. (“WeddingChannel”), IDO Acquisition Corporation (a wholly-owned subsidiary of The Knot) and Lee Essner (as the WeddingChannel stockholder representative) to acquire WeddingChannel in a merger transaction pursuant to which WeddingChannel will become a wholly-owned subsidiary of The Knot.

      Pursuant to the Merger Agreement, copies of the consolidated financial statements of WeddingChannel and its subsidiaries were delivered to The Knot, as follows:

•	audited consolidated balance sheets as of December 31, 2005 and 2004, audited consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003, audited consolidated statements of stockholders' equity/(deficit) for the years ended December 31, 2005, 2004 and 2003 and audited consolidated statements of cash flows for the years ended December 31, 2005, 2004 and 2003, in each case with a report by Grant Thornton LLP, and

•	unaudited consolidated balance sheet as of March 31, 2006, unaudited consolidated statements of operations for the three months ended March 31, 2006 and 2005, unaudited consolidated statement of stockholders' equity/(deficit) for the three months ended March 31, 2006 and unaudited consolidated statements of cash flows for the three months ended March 31, 2006 and 2005, in each case prepared in accordance with generally accepted accounting principles.

      These financial statements of WeddingChannel, with the notes thereto and the report of Grant Thornton, are attached to this report as Exhibit 99.1 and are incorporated by reference into this report.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

23.1	Consent of Independent Certified Public Accountants
99.1	Consolidated Financial Statements of WeddingChannel.com, Inc.:
Report of Independent Certified Public Accountants
Consolidated Balance Sheets as of March 31, 2006 (unaudited) and December 31, 2005 and 2004
Consolidated Statements of Operations for the three months ended March 31, 2006 and 2005 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Consolidated Statements of Stockholders’ Equity/(Deficit) for the three months ended March 31, 2006 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Consolidated Statements of Cash Flows for the three months ended March 31, 2006 and 2005 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Notes to Consolidated Financial Statements

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: July 20, 2006	By:	/s/ RICHARD E. SZEFC Richard E. Szefc Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

23.1	Consent of Independent Certified Public Accountants
99.1	Consolidated Financial Statements of WeddingChannel.com, Inc.:
Report of Independent Certified Public Accountants
Consolidated Balance Sheets as of March 31, 2006 (unaudited) and December 31, 2005 and 2004
Consolidated Statements of Operations for the three months ended March 31, 2006 and 2005 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Consolidated Statements of Stockholders’ Equity/(Deficit) for the three months ended March 31, 2006 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Consolidated Statements of Cash Flows for the three months ended March 31, 2006 and 2005 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Notes to Consolidated Financial Statements